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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 30, 2003

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                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                       1-31447                  74-0694415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

              1111 LOUISIANA
             HOUSTON, TEXAS                                            77002
 (Address of principal executive offices)                            (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

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ITEM 5. OTHER EVENTS.

         CenterPoint Energy, Inc. announced today that it has permanently reduced its bank credit facility by approximately $1 billion to $2.846 billion. This reduction has resulted in the extinguishment of the rights granted to the lenders under its credit facility to receive warrants to purchase up to 10% of the CenterPoint Energy common stock. This reduction also has eliminated an additional limitation on dividends on the CenterPoint Energy common stock that would have been applicable under the credit facility in 2004. Additionally, CenterPoint Energy has received approval from the Securities and Exchange Commission to pledge the Texas Genco Holdings, Inc. stock it owns as security for the credit facility.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENTERPOINT ENERGY, INC.



Date: May 30, 2003                          By:         /s/ James S. Brian
                                                 -------------------------------
                                                 James S. Brian
                                                 Senior Vice President and
                                                 Chief Accounting Officer